UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22922

Aspiration Funds

(Exact name of registrant as specified in charter)

1100 Sansome Street, San Francisco, California 94111

(Address of principal executive offices)  (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1.	REPORTS TO STOCKHOLDERS.

(a)

Aspiration Redwood Fund Tailored Shareholder Report

Aspiration Redwood Fund

Ticker: REDWX

annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about Aspiration Redwood Fund for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://funds.aspiration.com/redwood. You can also request this information by contacting us at (800) 683-8529.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
REDWX	$86	0.77%

How did the Fund perform last year and what affected its performance?

For the twelve months ended September 30, 2024, the Fund returned 23.09%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 36.35% for the same period.

What Factors Influenced Performance

The Fund had positive absolute returns over the period, but underperformed the benchmark. The Fund's overall positioning in Information Technology detracted the most, followed by stock selection in Consumer Discretionary. Meanwhile, stock selection in Consumer Staples was the Fund's top positive contributor, in addition to the Fund's lack of Energy exposure. In terms of individual positions:

• The Fund's average underweight to NVIDIA was the main detractor over the period, as continued enthusiasm for AI supported an increase in their data center revenues, spurring a rally in NVIDIA's share price. The Fund's position in Aptiv also detracted as its shares were weighed by negative electric vehicle (EV) sentiment, in addition to some competitive concerns around smart vehicle architecture.

• On the other hand, the Fund's position in Sprouts Farmers Market was the top positive contributor as the company saw strong sales growth and made progress in expanding their footprint through new store openings. Costco Wholesale also added value as their results were underpinned by an increase in digital sales and record high membership renewals.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From November 16, 2015 through September 30, 2024

Initial Investment of $10,000

Aspiration Redwood Fund ($27,233)
S&P 500 Index ($32,932)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
11/16/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024

Average Annual Total Returns

	1 year	5 year	Since Inception (11/16/2015)
REDWX - With maximum assumed contribution reduction**	23.09%	12.01%	11.94%
REDWX - Without maximum assumed contribution reduction	25.09%	14.01%	13.94%
S&P 500 Total Return Index	36.35%	15.98%	14.37%

**	Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the 'Advisor') and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. The Average Annual Total Returns with a maximum assumed contributed reduction is calculated assuming a maximum advisory fee of 2% is paid by an investor to the Advisor.

Aspiration Redwood Fund Tailored Shareholder Report

Key Fund Statistics

(as of September 30, 2024)

Fund Net Assets	$148,164,804
Number of Holdings	49
Net Advisory Fee	$0*
Annual Portfolio Turnover	22.55%

*	Significant changes were made to the fund's management fee after the fiscal year ended September 30, 2024.

What did the Fund invest in?

(as of September 30, 2024)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of net assets)
Microsoft Corp	7.92%
NVIDIA Corp	5.77%
UnitedHealth Group Inc	4.47%
Costco Wholesale Corp	4.13%
Visa Inc	3.80%
Eli Lilly & Co	3.59%
Advanced Micro Devices Inc	3.43%
Marsh & McLennan Cos Inc	3.34%
Take-Two Interactive Software Inc	3.25%
Ameriprise Financial Inc	2.86%

How has the Fund changed?

Investment Adviser

Effective October 10, 2024, Mission Investment Advisors LLC ("Mission") became the investment adviser to the Fund. UBS Asset Management (Americas) Inc. ("UBS") remains the sub-adviser to the Fund under a new agreement with Mission.

Operating Expenses

On November 25, 2023, the Fund's Board of Trustees (the "Board") approved an Interim Advisory Agreement between Aspiration Funds (the “Trust”), on behalf of the Fund, and its previous investment adviser, Aspiration Fund Adviser, LLC (the "Previous Adviser"). The Interim Advisory Agreement had identical terms and conditions as the advisory agreement last approved by shareholders (the "Previous Advisory Agreement"), except for the effective and termination dates, a provision requiring that the advisory fees payable to the Previous Adviser during the 150-day period following June 26, 2023 be held in escrow, and other immaterial changes. At a meeting held on December 18, 2023, the Board called a shareholder meeting to consider the approval of a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Mission. To provide additional time for the Fund to solicit shareholders to consider the new Investment Advisory Agreement, on December 18, 2023, the Board unanimously approved a Second Interim Investment Advisory Agreement that had substantively identical terms and conditions as the first Interim Advisory Agreement.

Under the Previous Advisory Agreement, the Previous Adviser was entitled to an annual advisory fee of 0.00% of the Fund’s average daily net assets. The Previous Adviser did not impose a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients were permitted to pay the previous investment adviser a fee in the amount they believed is fair to manage their individual advisory accounts (or “Pay What Is Fair”), and only clients of the previous investment adviser were permitted to invest in the Fund. Shareholders in the Fund are no longer required to be clients of the Fund’s investment adviser. The Previous Adviser received $72,020 under the Pay What is Fair model during the fiscal year ended September 30, 2024.

Effective October 10, 2024, the Fund's management fee, sub-advisory fee and expense limit have changed. The investment advisory fee payable to Mission is 0.50% of the Fund's average daily net assets. The sub-advisory fee payable to UBS, at an annual rate based on the average daily net assets of the Fund, is 0.17% on the first $175 million of net assets and 0.15% on assets over $175 million. Mission has agreed to limit the Fund's Total Annual Fund Operating Expenses to 1.35% (excluding brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses). The expense limit is in effect through January 31, 2026 unless earlier termination by a majority of the Board of Trustees who are not "interested persons" of the Trust, as defined by the Investment Company Act of 1940, as amended, or by a majority vote of the outstanding voting securities of the Fund.

This is a summary of certain changes to the Fund since October 1, 2023. For more information, you many review the Fund's next prospectus, which we expect to be available by February 1, 2025 at https://funds.aspiration.com/redwood or upon request at 800-683-8529.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy voting information, visit https://funds.aspiration.com/redwood.

(b) Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).
(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(e)	Not applicable.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).
Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. At this time, the registrant’s Board of Trustees believes that the collective knowledge and experience provided by the members of the audit committee collectively offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees

Audit fees billed for the Aspiration Redwood Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountants Tait, Weller & Baker LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	September 30, 2023	September 30, 2024
Aspiration Redwood Fund	$20,000	$20,500
(b)	Audit-Related Fees

There were no additional fees billed in the fiscal years ended September 30, 2023, and September 30, 2024 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The tax fees billed in each of the last two fiscal years ended September 30, 2023, and September 30, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	Septe]mber 30, 2023	September 30, 2024
Aspiration Redwood Fund	$5,000	$5,000
(d)	All Other Fees

There were no other fees billed for the last two fiscal years ended September 30, 2023, and September 30, 2024, for products and services provided by Accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2024, at an audit committee meeting of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the last two fiscal years ended September 30, 2023 and September 30, 2024 are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

Fund	September 30, 2023	September 30, 2024
Aspiration Redwood Fund	$5,000	$5,000
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
Item 5.	Audit Committee of Listed Registrants.
(a)	Not applicable.
(b)	Not applicable.
Item 6.	Investments.

A copy of the Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 of this Form.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Aspiration Redwood Fund

Annual Financial Statements

For the fiscal year ended September 30, 2024

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Aspiration Redwood Fund (the “Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Fund, including its principals, and Capital Investment Group, Inc.

Schedule of Investments

As of September 30, 2024

	Shares	Value (Note 1)
Common Stocks - 98.33%
Communications - 4.26%
Take-Two Interactive Software Inc (a)	31,298	$4,810,816
T-Mobile US Inc	7,287	1,503,745
		6,314,561
Consumer Discretionary - 10.44%
Aptiv PLC (a)	34,790	2,505,228
AZEK Co Inc/The (a)	81,574	3,817,663
Brunswick Corp/DE	26,696	2,237,659
Rivian Automotive Inc (a)	114,241	1,281,784
Starbucks Corp	20,055	1,955,162
TJX Cos Inc/The	31,212	3,668,658
		15,466,154
Consumer Staples - 8.14%
Costco Wholesale Corp	6,910	6,125,853
Estee Lauder Cos Inc/The	16,418	1,636,710
Sprouts Farmers Market Inc (a)	26,789	2,957,773
Target Corp	8,596	1,339,773
		12,060,109
Financials - 13.36%
Ameriprise Financial Inc	9,027	4,240,975
Fidelity National Information Services Inc	40,225	3,368,844
Marsh & McLennan Cos Inc	22,201	4,952,821
Visa Inc	20,501	5,636,750
Voya Financial Inc	20,204	1,600,561
		19,799,951
Health Care - 14.97%
Bio-Rad Laboratories Inc (a)	8,827	2,953,338
Dexcom Inc (a)	11,794	790,670
Eli Lilly & Co	5,999	5,314,754
Moderna Inc (a)	18,305	1,223,323
Option Care Health Inc (a)	34,995	1,095,344
UnitedHealth Group Inc	11,315	6,615,654
Vertex Pharmaceuticals Inc (a)	9,018	4,194,091
		22,187,174
Industrials - 8.81%
Bloom Energy Corp (a)	75,001	792,011
Emerson Electric Co	18,781	2,054,078
GE Vernova Inc (a)	7,300	1,861,354
Hayward Holdings Inc (a)	90,621	1,390,126
Montrose Environmental Group Inc (a)	50,335	1,323,810
MSA Safety Inc	15,467	2,742,918
Regal Rexnord Corp	11,837	1,963,522
Waste Management Inc	4,429	919,460
		13,047,279
Materials - 3.44%
Ecolab Inc	7,404	1,890,463
International Flavors & Fragrances Inc	30,631	3,214,111
		5,104,574

See Notes to Financial Statements

Schedule of Investments (continued)

As of September 30, 2024

	Shares	Value (Note 1)
Technology - 31.42%
Advanced Micro Devices Inc (a)	30,936	$5,075,979
Broadcom Inc	17,550	3,027,375
Cadence Design Systems Inc (a)	13,958	3,783,037
Intel Corp	66,286	1,555,070
Micron Technology Inc	22,729	2,357,225
Microsoft Corp	27,257	11,728,687
NVIDIA Corp	70,390	8,548,162
ON Semiconductor Corp (a)	23,140	1,680,195
Salesforce Inc	10,683	2,924,044
ServiceNow Inc (a)	3,868	3,459,500
Zscaler Inc (a)	14,106	2,411,280
		46,550,554
Utilities - 3.49%
American Water Works Co Inc	14,572	2,131,009
CMS Energy Corp	42,941	3,032,923
		5,163,932
Total Common Stocks (Cost $107,193,959)		145,694,288
Real Estate Investment Trust - 1.76%
Prologis Inc (Cost $1,940,206)		2,609,955
Short-Term Investment - 0.24%
Fidelity Treasury Portfolio, 4.83%(b) (Cost $349,926)		349,926
Investments, at Value (Cost $109,484,091) - 100.33%		148,654,169
Liabilities in Excess of Other Assets - (0.33)%		(489,365)
Net Assets - 100.00%		$148,164,804

(a) Non-income producing investment

(b) Represents 7-day effective SEC yield as of September 30, 2024.

See Notes to Financial Statements

Statement of Assets and Liabilities

As of September 30, 2024

Assets:
Investments, at value (cost $109,484,091)	$148,654,169
Dividends receivable	25,593
Interest receivable	3,716
Fund shares sold receivable	83,156
Prepaid expenses	15,319
Total assets	148,781,953
Liabilities:
Fund shares purchased payable	433,380
Accrued expenses:
Trustee fees	96,600
Audit fees	35,069
Custody fees	28,975
Legal fees	10,392
Shareholder fulfillment fees	6,293
Administration fees	1,595
Operational expenses	4,845
Total liabilities	617,149
Total Net Assets	$148,164,804
Net Assets Consist of:
Paid in capital	$100,566,891
Accumulated earnings	47,597,913
Total Net Assets	$148,164,804
Capital Shares Outstanding, no par value
(unlimited authorized shares)	8,113,956
Net Asset Value, Per Share	$18.26

See Notes to Financial Statements

Statement of Operations
For the fiscal period ended September 30, 2024

Investment Income:
Dividends	$1,419,992
Interest	71,156
Total Investment Income	1,491,148
Expenses:
Transfer agent fees	436,929
Trustee fees and meeting expenses	155,916
Legal fees	155,169
Administration fees	144,565
Registration and filing expenses	43,329
Fund accounting fees	43,408
Compliance fees	40,560
Custody fees	39,618
Audit fees	34,770
Shareholder fulfillment fees	13,089
Distribution and service fees	10,865
Security pricing fees	5,922
Total Expenses	1,124,140
Net Investment Income	367,008
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	11,675,034
Net change in unrealized appreciation on investments	17,818,675
Net Realized and Unrealized Gain on Investments	29,493,709
Net Increase in Net Assets Resulting from Operations	$29,860,717

See Notes to Financial Statements

Statements of Changes in Net Assets

For the fiscal periods ended

	September 30, 2024	September 30, 2023
Operations:
Net investment income	$367,008	$650,429
Net realized gain (loss) from investment transactions	11,675,034	(2,959,440)
Net change in unrealized appreciation on investments	17,818,675	22,603,149
Net Increase in Net Assets Resulting from Operations	29,860,717	20,294,138
Distributions to Shareholders from Distributable Earnings	(651,682)	(3,012,515)
Capital Share Transactions:
Shares sold	12,609,292	15,205,481
Reinvested dividends and distributions	649,155	3,001,861
Shares repurchased	(27,294,450)	(22,621,797)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(14,036,003)	(4,414,455)
Net Increase in Net Assets	15,173,032	12,867,168
Net Assets:
Beginning of Year	132,991,772	120,124,604
End of Year	$148,164,804	$132,991,772
Share Information:
Shares sold	739,363	1,045,063
Shares from reinvested dividends and distributions	38,726	218,077
Shares repurchased	(1,587,091)	(1,549,131)
Net Decrease in Capital Shares	(809,002)	(285,991)

See Notes to Financial Statements

Financial Highlights

	September 30,
For a share outstanding during each fiscal year ended	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$14.90	$13.04	$17.22	$12.91	$12.81
Income (Loss) from Investment Operations:
Net investment income	0.05	0.07	0.18	0.10	0.15
Net realized and unrealized gain (loss) on investments	3.38	2.12	(2.61)	4.21	1.15
Total from Investment Operations	3.43	2.19	(2.43)	4.31	1.30
Less Distributions From:
Net investment income	(0.07)	(0.12)	(0.22)	—	(0.58)
Net realized gains	—	(0.21)	(1.53)	—	(0.59)
Return of capital	—	—	—	—	(0.03)
Total Distributions	(0.07)	(0.33)	(1.75)	—	(1.20)
Net Asset Value, End of Year	$18.26	$14.90	$13.04	$17.22	$12.91
Total Return (a)	23.09%	17.00%	(16.52)%	33.38%	9.96%
Net Assets, End of Year (in thousands)	$148,165	$132,992	$120,125	$140,062	$100,221
Ratios of:
Gross Expenses to Average Net Assets	0.77%	0.80%	0.86%	0.87%	1.28%
Net Expenses to Average Net Assets	0.77%	0.62%	0.50%	0.50%	0.50%
Net Investment Income to Average Net Assets	0.25%	0.49%	1.20%	0.62%	0.78%
Portfolio turnover rate	22.55%	30.75%	20.03%	33.31%	161.38%

(a)	Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Advisor") and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 21.09%, 15.00%, (18.52)%, 31.38%, and 7.96%% for the years ended September 30, 2024, September 30, 2023, 2022, 2021, and 2020, respectively.

See Notes to Financial Statements

Notes to Financial Statements

As of September 30, 2024

1.	Organization and Significant Accounting Policies

The Aspiration Redwood Fund (the “Fund”) is a series of the Aspiration Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on October 16, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a diversified series of the Trust and commenced operations on November 16, 2015. The investment objective is to maximize total return, consisting of capital appreciation and current income. To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITS”), shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

Principles of Accounting

The Fund uses the accrual method of accounting for financial reporting purposes.

Net Asset Value

The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund has one class of beneficial interests as of September 30, 2024.

Investment Valuation

Equity securities are generally valued by using market quotations but may be valued on the basis of prices furnished by a pricing service selected by the Advisor. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services selected by the Advisor, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.

The Board of Trustees, including the majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, has designated the Advisor to serve as the “Valuation Designee” under Rule 2a-5 to perform fair value determinations subject to the Board’s oversight. The Valuation Designee has designated certain individuals at the Advisor (the “Pricing Committee”) to carry out the Advisor’s responsibilities as Valuation Designee to the Trust. When (i) market quotations are not readily available, or (ii) the validity of the price is otherwise questionable or unreliable, securities are valued as determined in good faith by the Valuation Designee, acting through its Pricing Committee, pursuant to policies and procedures approved by the Board of Trustees.

The Fund may invest in portfolios of open-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies.

Fair Value Measurement

The Fund has adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.

Notes to Financial Statements

As of September 30, 2024

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.
Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2024, for the Fund’s assets measured at fair value:

	Total	Level 1	Level 2	Level 3(a)
Assets
Common Stocks (b)	$145,694,288	$145,694,288	$—	$—
Real Estate Investment Trust	2,609,955	2,609,955	—	—
Short-Term Investment	349,926	349,926	—	—
Total Investments in Securities	$148,654,169	$148,654,169	$—	$—

(a)	The Fund had no Level 3 securities during the fiscal year ended September 30, 2024.

(b)	Refer to Schedule of Investments for breakdown by industry.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses. Currently, the Fund is the only fund of the Trust and therefore bears all of the Trust level expenses.

Distributions

The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

Convertible Securities Risk. The Fund may invest in convertible securities directly or indirectly through investment companies that invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

Notes to Financial Statements

As of September 30, 2024

Cybersecurity Risk. As part of their business, the Adviser, Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party service providers, and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or the Adviser, Sub-Adviser, or third-party service providers, including the Fund’s custodians, fund accountant, fund administrator, transfer agent, and/or pricing vendors, may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may also have additional risks. The Fund could experience a loss if its derivative positions are poorly correlated with its other investments, or if it is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The derivative instruments and techniques that underlying funds may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the underlying fund.

Options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived options transaction may be unsuccessful because of market behavior or unexpected events.

Swaps. An over-the-counter (“OTC”) swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements are not entered into or traded on exchanges. OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated or if the reference index, security or investments do not perform as expected. Underlying funds’ use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.”

Foreign currency forward exchange contracts. Foreign currency forward exchange contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Unanticipated changes in currency prices may result in losses to an underlying fund and poorer overall performance for the fund than if it had not entered into foreign currency forward exchange contracts.

Equity Securities Risk. The Fund may invest in equity securities directly or indirectly through investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.

Foreign Investing Risk. The value of the Fund’s investments in securities of non-U.S. issuers may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, securities of non-U.S. issuers may be impacted by foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.

Notes to Financial Statements

As of September 30, 2024

Futures Risk. Use of futures contracts by the Fund or underlying funds may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund or underlying funds to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities. Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Investment Company Risk. The price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs. Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies. These limitations may limit the amount the Fund may invest in certain investment companies.

IPOs Risk. The purchase of shares issued in IPOs exposes the Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the companies operate. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile and share prices of newly public companies have fluctuated significantly over short periods of time.

Leverage Risk Associated with Financial Instruments Risk. The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities. In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.

Management Risk. There is a risk that the investment strategies, techniques, and risk analysis employed by the Sub-Adviser may not produce the desired results. The Adviser believes that most of its clients will pay a reasonable and fair advisory fee. If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser, may not be able to continue to render services to the Fund. If the Adviser is not able to pay Fund expenses required under the Fund’s Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.

Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. In addition, the value of the fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters or events, country instability, inflation/deflation, and infectious disease epidemics or pandemics. These events could reduce consumer demand or economic output; result in market closures; interest rate changes, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the Fund’s investments.

REITs Risk. The risk that the Fund’s performance will be affected by adverse developments to REITs and the real estate industry. REITs and underlying real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to the Fund’s shareholders.

Notes to Financial Statements

As of September 30, 2024

Sustainability Risk. The Sub-Adviser’s consideration of sustainability factors and the application of positive and negative screening processes may impact the Sub-Adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not consider sustainability factors or apply positive or negative screening processes, or that apply different sustainability criteria or screening processes. Consideration of sustainability factors and application of positive and negative screening processes is expected to impact the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund’s performance may at times be better or worse than the performance of similar funds that do not consider sustainability factors or apply positive or negative screening processes, or that apply different sustainability criteria or screening processes. “Sustainability” is not a uniformly defined characteristic and consideration of sustainability factors involves subjective assessment. The Fund’s investments are expected to include securities of issuers that derive revenue from non-sustainable activities. Sustainability information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics.

3.	Transactions with Related Parties and Service Providers

Advisor

Under the Fund’s investment advisory agreement, the Advisor receives an annual advisory fee of 0.00% of the Fund’s average daily net assets. In other words, the Advisor does not charge any management fees with respect to the Fund. Only clients of the Advisor may invest in the Fund. These advisory clients must establish an advisory relationship and open an individual advisory account with the Advisor before investing in the Fund. The Advisor does not impose a set fee to manage the individual advisory accounts. Instead, advisory clients can pay the Advisor a fee in the amount they believe is fair to manage their individual advisory accounts.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its management fee and assume other expenses of the Fund, in an amount that limits the Fund’s total fund operating expenses to 0.95% (“Maximum Operating Expense Limit”). The Advisor will do this buy reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees. The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies. The Advisor has not agreed to waive or reimburse brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivatives instruments, borrowing costs, taxes, or extraordinary expense, such as litigation and indemnification expenses. Because the Advisor is not obligated under the Expense Limitation Agreement to pay these expenses, the Fund’s total annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Expense Limitation Agreement is in effect until January 31, 2025, unless earlier terminated by a majority of the Board of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust.

Any fees or expenses waived or reimbursed by the Advisor are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement. Prior to April 1, 2023, the Maximum Operating Expense Limit was 0.50%. Please refer to the table below for a breakdown of the reimbursements and repayment periods.

Fiscal Year/Period End	Reimbursement Amount	Repayment Date Expiration
September 30, 2023	$240,819	September 30, 2026
September 30, 2022	$501,351	September 30, 2025

Sub-Advisor

UBS Asset Management (Americas) Inc. (the “Sub-Advisor”) is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies, and restrictions. The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor. The Sub-Advisor is entitled to receive an annual sub-advisory fee, paid by the Advisor – not the Fund – for advisory services provided to the Fund, according to a formula.

Administrator

The Fund pays customary fees to The Nottingham Company (the “Administrator”) for its services as Fund Administrator and Fund Accountant. Certain officers of the Administrator are also officers of the Trust.

Notes to Financial Statements

As of September 30, 2024

Compliance Services

ACA Group serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. ACA Group is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor

Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.

4.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and related offering costs. For the fiscal year ended September 30, 2024, the Fund did not incur any distribution and service fees.

5.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2024, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
$32,593,994	$46,795,042	$—	$—

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns for the fiscal years ended September 30, 2021 through September 30, 2024 and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2024, the Fund did not incur any interest or penalties.

Distributions during the years ended were characterized for tax purposes as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$651,682	$1,123,921
Capital Gains	—	$1,888,594

At September 30, 2024, the tax-basis cost of investments and components of accumulated deficit were as follows:

Cost of Investments	$110,007,452

Gross Unrealized Appreciation	46,320,331
Gross Unrealized Depreciation	(7,673,614)
Net Unrealized Appreciation	38,646,717

Undistributed Net Investment Income	365,638
Undistributed Capital Gains	8,585,558
Accumulated Deficit	47,597,913

Notes to Financial Statements

As of September 30, 2024

7.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2024, there were no control persons of the Fund.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects risk of loss to be remote.

9.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Shareholder Meeting (unaudited)

A special meeting of the shareholders of the Fund was held on October 4, 2024 to consider four proposals: 1) approval of an investment advisory agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC; 2) approval of a sub-investment advisory agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund; 3) ratification and approval of an interim investment advisory agreement, dated November 25, 2023, between Aspiration Funds, on behalf of the Fund, and Aspiration Fund Adviser, LLC; and 4) ratification and approval of a second interim investment advisory agreement, dated December 18, 2023, between Aspiration Funds, on behalf of the Fund, and Aspiration Fund Adviser, LLC. A total of 8,276,255.29 shares were entitled to vote at the shareholder meeting. The holders of 4,176,657 shares entitled to vote were represented by proxy at the meeting. The percentage of shares present totaled 50.47%, which constituted a quorum. Each of the proposals were approved. The shareholder votes cast on each proposal were as follows:

Proposal	Voted For	Voted Against	Abstained
Proposal 1 - Approval of an investment advisory agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC	3,370,943	380,808	424,906
Proposal 2 - Approval of a sub-investment advisory agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund	3,371,902	381,796	422,959
Proposal 3 - Ratification and approval of an interim investment advisory agreement, dated November 25, 2023, between Aspiration Funds, on behalf of the Fund, and Aspiration Fund Adviser, LLC	3,407,705	332,300	436,653
Proposal 4 - Ratification and approval of a second interim investment advisory agreement, dated December 18, 2023, between Aspiration Funds, on behalf of the Fund, and Aspiration Fund Adviser, LLC	3,385,668	360,147	430,843

Change in Advisor

Following approval by shareholders, the investment advisory agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC and the sub-investment advisory agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC with respect to the Fund went into effect on October 10, 2024.

Operating Expenses

Effective October 10, 2024, under the investment advisory agreement between Aspiration Funds, on behalf of the Fund, and Mission Investment Advisors LLC (the “Adviser”), the Adviser is entitled to receive an advisory fee, quarterly in arrears, from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets. Under the previous advisory agreement, the previous investment adviser was entitled to an annual advisory fee of 0.00% of the Fund’s average daily net assets. The previous investment adviser did not impose a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients were permitted to pay the previous investment adviser a fee in the amount they believe is fair to manage their individual advisory accounts (or “Pay What Is Fair”), and only clients of the previous investment adviser were permitted to invest in the Fund. Shareholders in the Fund are no longer required to be clients of the Fund’s investment adviser.

Notes to Financial Statements

As of September 30, 2024

Effective October 10, 2024, under the sub-investment advisory agreement between Mission Investment Advisors LLC and UBS Asset Management (Americas) LLC (the “Sub-Adviser) with respect to the Fund, the Adviser will pay the Sub-Adviser a sub-advisory fee, quarterly in arrears, at an annual rate based on the average daily nets asset of the Fund of 0.17% on the first $175 million of net assets, and 0.15% on assets over $175 million. Under the previous sub-investment advisory agreement, the Sub-Adviser was entitled to 50% of the advisory fees received by the previous investment adviser in respect of the Fund on the first $250 million, 30% of the advisory fees received by the previous investment adviser on the next $750 million, and 20% of the advisory fees received by the previous investment adviser on the amounts thereafter.

Effective October 10, 2024, the Adviser has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses to 1.35% (excluding brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses). This agreement will remain in effect through January 31, 2026, unless earlier terminated by a majority of the Board of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement. Prior to the date that the investment advisory agreement with the Adviser was approved by shareholders, the Maximum Operating Expense Limit was 0.95%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and

Shareholders of the Aspiration Redwood Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Aspiration Redwood Fund (the “Fund”), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended September 30, 2021 have been audited by other auditors, whose report dated November 29, 2021 expressed unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2022.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 20, 2024

Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended September 30, 2024.

During the fiscal year, the Fund paid an income distribution of $651,682.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2025, to determine the calendar year amounts to be included in their 2024 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Fund.

Changes In and Disagreements with Accountants

Not applicable

Matters Submitted for Shareholder Vote

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the information in the financial statements.

Approval of Investment Advisory Agreements

Board Approval of Extensions of Second Interim Advisory Agreement

To provide continuity in the operation of the Fund, at meetings of the Board of Trustees of the Fund held on May 28, 2024 and September 10, 2024, the Board approved extensions of the terms of the Second Interim Investment Advisory Agreement (the “Second Interim Advisory Agreement”) with the Aspiration Fund Adviser, LLC (the “Adviser”). In considering each extension, the Trustees took into consideration information provided at the meeting, information that had been provided to them throughout the year, and their prior deliberations and conclusions in approving the Second Interim Advisory Agreement at their December 18, 2023 meeting.

In deciding whether to approve each extension of the Second Interim Advisory Agreement, the Trustees considered numerous factors, including:

(i) Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Adviser under the Second Interim Advisory Agreement and that those responsibilities would not change following the extension of the Second Interim Advisory Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception; its procedures for overseeing the Sub-Adviser’s investment process and decisions, and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of the Fund’s shares. The Trustees also evaluated: the Adviser’s staffing, personnel, and methods of operation; the background and experience of the Adviser’s personnel; the Adviser’s compliance program; the financial condition of the Adviser; and the potential impact of the purchase agreement between Aspiration Partners Inc., the parent entity of the Adviser, and MFP Capital Group, Inc., the parent entity of Mission Investment Advisors LLC, on the nature, extent and quality of services provided by the Adviser. The Trustees also considered that the Adviser is expected to continue providing the same level of compliance operational support to the Fund following the extension of the Second Interim Advisory Agreement. After reviewing the foregoing information and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

(ii) Performance. The Trustees considered that they had previously compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., peer group averages provided by Broadridge); the consistency of the Adviser’s management of the Fund with its investment objective, policies and limitations; the short-term investment performance of the Fund; the Adviser’s experience overseeing the management of the Fund; and the Adviser’s historical investment performance. Upon further consideration, the Board concluded that the investment performance of the Fund and the Adviser was satisfactory.

(iii) Fees and Expenses; Fall-out Benefits to the Adviser. The Board considered the fees and expenses in connection with the Adviser’s management of the Fund, including any fall-out benefits derived by the Adviser and its affiliates resulting from its relationship with the Fund. In particular, the Trustees noted that the Adviser would not be entitled to management fees from the Fund or its clients under the Second Interim Advisory Agreement. The Trustees considered the Adviser’s staffing, personnel, and methods of operation; the background and experience of the Adviser’s personnel; the Adviser’s compliance program; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Adviser. The Trustees also considered the potential benefits for the Adviser in managing the Fund, including the promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Trustees considered that they had previously compared the fees and expenses of the Fund (including the management fees) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors, in connection with the approval of the previous investment advisory agreement between the Fund and the Adviser. Upon further consideration and discussion of the foregoing, the Board concluded that the lack of fees to be paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that, because the lack of fees is required by SEC staff guidance, it reflected charges that were better than what could have been negotiated at arm’s length.

(iv) Profitability. The Trustees considered that they had previously reviewed the Adviser’s profitability in connection with its management of the Fund in connection with the renewal of the previous investment advisory agreement between the Fund and the Adviser. In considering the profitability of the Adviser, the Trustees noted that the Adviser would not be entitled to management fees from the Fund or its clients under the Second Interim Advisory Agreement.

(v) Economies of Scale. The Trustees noted that, in connection with their review of the previous investment advisory agreement between the Fund and the Adviser, they had previously reviewed the Fund’s operational history (and noted that the size of the Fund had not provided an opportunity to realize economies of scale) and noted that the Fund was a relatively small size and economies of scale were unlikely to be achieved during the term of the Second Interim Advisory Agreement. In considering economies of scale, the Trustees also noted that the Adviser would not be entitled to management fees from the Fund or its clients under the Second Interim Advisory Agreement. Following further discussion of the Fund’s asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Adviser. Based upon all of the foregoing considerations, and after careful consideration, the Board, including a majority of the Independent Trustees, determined that approval of each extension of the Second Interim Advisory Agreement was in the best interest of the Fund and its shareholders and approved the extension.

Board Approval of Extensions of Second Interim Sub-Advisory Agreement

To provide continuity in the operation of the Fund, at meetings of the Board of Trustees held on May 28, 2024 and September 10, 2024, the Board approved extensions of the term of the Second Interim Investment Sub-Advisory Agreement (the “Second Interim Sub-Advisory Agreement”) with the UBS Asset Management (Americas) LLC (“Sub-Adviser”). In considering each extension, the Trustees took into consideration information provided at the meeting, information that had been provided to them throughout the year, and their prior deliberations and conclusions in approving the Second Interim Sub-Advisory Agreement at their December 18, 2023 meeting.

In deciding whether to approve each extension of the Second Interim Advisory Agreement, the Trustees considered numerous factors, including:

(i) Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Sub-Adviser under the Second Interim Sub-Advisory Agreement and that those responsibilities would not change following the extension of the Second Interim Sub-Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities) and its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations. The Trustees evaluated: the Sub-Adviser’s staffing, personnel, and methods of operating; the background and experience of the Sub-Adviser’s personnel; the Sub-Adviser’s compliance program; and the financial condition of the Sub-Adviser. After reviewing the foregoing information, the Board concluded that the nature, extent, and quality of the services being provided by the Sub-Adviser were satisfactory for the Fund.

(ii) Performance. The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., peer group averages provided by Broadridge). The Trustees also considered the consistency of the Sub-Adviser’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Sub-Adviser’s experience managing the Fund, the Sub-Adviser’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub-Adviser was satisfactory. The Trustees evaluated the Sub-Adviser’s compliance program; the asset level of the Fund; and the overall expenses of the Fund.

(iii) Fees and Expenses; Fall-out Benefits to the Sub-Adviser. The Trustees compared the fees for the Sub-Adviser to those of other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees also considered potential benefits for the Sub-Adviser in managing the Fund, including promotion of the Sub-Adviser’s name and the potential for the Sub-Adviser to generate soft dollars from Fund trades that may benefit the Sub-Adviser’s other clients. Following discussion of the foregoing, the Board concluded that the fees to be paid by the Adviser to the Sub-Adviser were fair and reasonable in relation to the nature and quality of the services provided by the Sub-Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv) Profitability. With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between the Adviser and the Sub-Adviser and will be paid by the Adviser and not the Fund. As a result, the Board focused on the profitability of the Adviser with respect to the Fund and considered that they had previously reviewed the Adviser’s profitability in connection with its management of the Fund in connection with the renewal of the previous investment advisory agreement with the Adviser.

(v) Economies of Scale. The Board evaluated potential or anticipated economies of scale in relation to the services that the Sub-Adviser would provide to the Fund under the previous sub-investment advisory agreement with the Sub-Adviser. The Trustees reviewed the Fund’s operational history and considered that the Fund was a relatively small size. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale that are expected to be realized by the Sub-Adviser and noted that they will have the opportunity to periodically reexamine the appropriateness of the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Based upon all of the foregoing considerations, and after careful consideration, the Board, including a majority of the Independent Trustees, determined that approval of each extension of the Second Interim Sub-Investment Advisory Agreement was in the best interest of the Fund and its shareholders and approved the extension.

Aspiration Redwood Fund

P.O. Box 69

Rocky Mount, NC 27802-0069

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus, which contain this and other information, are available at http://www.aspiration.com or by calling 800-773-3863. The prospectus should be read carefully before investing.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

No changes during the period.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Control and Procedures
(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.
(a)	Not applicable.
(b)	Not applicable.

Item 19.	Exhibits.
(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.
(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.
(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.
(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.
(a)(4)	Change in the registrant’s independent public accountant.

Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aspiration Funds

/s/ Tim Newell
Date: December 3, 2024	Tim Newell
President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Tim Newell
Date: December 3, 2024	Tim Newell
President and Principal Executive Officer

/s/ Matthew Bergin
Date: December 2, 2024	Matthew Bergin
Principal Financial Officer